Exhibit 99.906CERT

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) on Form N-CSR for the annual period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John R. Greed, Chairman, President and Chief Executive Officer of the Institutional Funds, certify that:

1.                    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended December 31, 2012.

Dated: March 7, 2013

/s/ JOHN R. GREED
John R. Greed
Chairman,
President and Chief Executive Officer of
Mutual of America Institutional Funds, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) on Form N-CSR for the annual period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George L. Medlin, Executive Vice President, Chief Financial Officer and Treasurer of the Institutional Funds., certify that:

1.                    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Institutional Funds for the period ended December 31, 2012.

Dated: March 7, 2013

/s/ GEORGE L. MEDLIN
George L. Medlin
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Institutional Funds, Inc.